UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2004

Patient Safety Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-124594 (Commission File Number)	13-3419202 (I.R.S. Employer Identification Number)

100 Wilshire Blvd., Ste. 1500, Santa Monica, CA 90401
(Address of principal executive offices) (zip code)

(310) 752-1416
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(i) On July 6, 2004, Ernst & Young LLP ("E&Y") indicated to Franklin Capital Corporation (currently, Patient Safety Technologies, Inc.) ("Franklin") that, due to economic reasons, E&Y would not stand for re-election as Franklin's independent accountants for the year ended December 31, 2004 and that the client auditor relationship between Franklin and E&Y will cease upon the filing of Franklin's Quarterly Report on a Form 10-Q for the quarterly period ended June 30, 2004, which Form 10-Q was filed August 16, 2004.

(ii) E&Y's report on Franklin's financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for their reports dated March 5, 2004 and March 7, 2003 on Franklin's financial statements, which contained an explanatory paragraph indicating substantial doubt existed about Franklin's ability to continue as a going concern.

(iii) The decision to change accountants was not presented to, recommended or approved by Franklin's audit committee or Board of Directors.

(iv) During Franklin's fiscal years ended December 31, 2002 and 2003, and through August 16, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports on Franklin’s financial statements.

(v) During Franklin's fiscal years ended December 31, 2002 and 2003, and through August 16, 2004, there were no "reportable events" as set forth in Item 304(a)(1)(v) of Regulation S-K.

(vi) As reported in a Form 8-K filed on November 3, 2004, Franklin engaged Rothstein, Kass & Company, P.C. on October 28, 2004 to succeed E&Y as Franklin's independent accountants.

(vii) Franklin has provided E&Y with a copy of this report prior to its filing with the Securities and Exchange Commission (the "Commission") and requested that E&Y furnish a letter addressed to the Commission stating whether it agrees with the statements made by Franklin in this report and, if not, stating the respects in which it does not agree. A copy of such letter is filed herewith as an exhibit.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP dated August 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patient Safety Technologies, Inc.

Dated: August 30, 2005	By:	/s/ Milton Ault
Name: Milton “Todd” Ault, III
Title: Chief Executive Officer